Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Cogent Communications Holdings, Inc. 2450 N Street, NW Washington, DC 20037

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of customer agreements in connection with the proposed offering of Cogent Funding, LLC, Secured IPv4 Lease Revenue Notes, Series 2024-1. Cogent Communications Holdings, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Data File. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 22, 2024, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of December 31, 2023, with respect to 12,919 customer agreements (the “Initial Statistical Data File”).

On February 23, 2024, representatives of Morgan Stanley, on behalf of the Company, provided us with a listing (the “Sample Listing”) of 250 customer agreements, each of which were included on the Initial Statistical Data File (the “Sample Agreements”). We make no representations as to the selection criteria used in determining the Sample Agreements.

Further, on March 13, 2024, representatives of Morgan Stanley, on behalf of the Company, provided us with a supplemental data file (the “Supplemental Data File”) containing the “customer tenure” for each of the customer agreements set forth on the Initial Statistical Data File. At the instruction of the Company, we adjusted the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

For each of the Sample Agreements, we performed comparisons of the characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Order ID (for informational purposes only)	10. Contract term
2. Address count	11. Quoted currency
3. Order class	12. Billing currency
4. Block size	13. USD to FX
5. IPv4 customer inception date	14. MRR (US$)
6. Service acceptance date	15. Annualized quoted currency MRR
7. Quoted currency MRR	16. Annualized MRR (US$)
8. Service state	17. Customer tenure
9. Service country

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “IPv4 Commissions Report.”

We compared Characteristics 7. through 12. to the corresponding information set forth on or derived from the “IPv4 Provisioning Report.”

We compared Characteristic 13. to the corresponding information set forth on or derived from “USD FX Rates Report.”

With respect to Characteristic 14., we recomputed the MRR as the quotient of (i) the quoted currency MRR (as set forth on or derived from the IPv4 Provisioning Report) and (ii) the USD to FX (as set forth on or derived from the USD FX Rates Report). We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Characteristic 15., we recomputed the annualized quoted currency MRR as the product of (i) the quoted currency MRR (US$) (as set forth on the IPv4 Provisioning Report) and (ii) twelve. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Characteristic 16., we recomputed the annualized MRR as the product of (i) the MRR (US$) (as determined above) and (ii) twelve. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to Characteristic 17., we recomputed the customer tenure as the number of years between (i) the IPv4 customer inception date and (ii) December 31, 2023. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 10., a contract term of (i) “monthly,” as set forth on the Statistical Data File, is deemed to be “in agreement” with a contract term of “1,” as set forth on the IPv4 Provisioning Report and (ii) “1 year,” as set forth on the Statistical Data File, is deemed to be “in agreement” with a contract term of “12,” as set forth on the IPv4 Provisioning Report.

The customer agreement documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documentation. In addition, we make no representations as to whether the Contract Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Agreements.

Member of Deloitte Touche Tohmatsu Limited

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics were found to be in agreement with the above-mentioned Contract Documentation, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the customer agreements or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the customer agreements or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 20, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 20, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Four differences in address count.
2	One difference in order class.
3	Three differences in block size.
4	One difference in IPv4 customer inception date.
5	Six differences in quoted currency MRR.
6	Six differences service state.
7	Six differences in MRR (US$).
8	Six differences in annualized quoted currency MRR.
9	Six differences in annualized MRR (US$).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 20, 2024

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Agreement number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from Contract Documentation
1	1-300151598	Address count	2,048	32
1	3-001384253	Address count	0	256
1	WL-926333093-IP4	Address count	128	NULL
1	WL-926541933-IP4	Address count	128	NULL
2	1-300314098	Order class	Corporate / Retail	Netcentric / Wholesale
3	3-001384253	Block size	Legacy	/24
3	WL-926333093-IP4	Block size	/28	Legacy
3	WL-926541933-IP4	Block size	/25	Legacy
4	3-000865302	IPv4 customer inception date	5/31/2019	6/18/2019
5	3-001586058	Quoted currency MRR	$37.10	$50.00
5	3-001595082	Quoted currency MRR	$65.32	$75.00
5	3-001606458	Quoted currency MRR	$10.89	$112.50
5	3-001606559	Quoted currency MRR	$50.81	$75.00
5	3-001607308	Quoted currency MRR	$146.77	$350.00
5	3-001613739	Quoted currency MRR	$14.52	$150.00
6	WL-810383430-IP4	Service state	NC	MN
6	WL-920020550-IP4	Service state	NH	MI
6	WL-926333093-IP4	Service state	NY	TX
6	WL-926358265-IP4	Service state	ME	IL
6	WL-926966419-IP4	Service state	NY	TN
6	WL-927627183-IP4	Service state	ND	CA
7	3-001586058	MRR (US$)	$37.10	$50.00
7	3-001595082	MRR (US$)	$65.32	$75.00
7	3-001606458	MRR (US$)	$11.88	$122.79
7	3-001606559	MRR (US$)	$50.81	$75.00
7	3-001607308	MRR (US$)	$146.77	$350.00
7	3-001613739	MRR (US$)	$14.52	$150.00
8	3-001586058	Annualized quoted currency MRR	$445.16	$600.00
8	3-001595082	Annualized quoted currency MRR	$783.87	$900.00
8	3-001606458	Annualized quoted currency MRR	$130.65	$1,350.00
8	3-001606559	Annualized quoted currency MRR	$609.68	$900.00
8	3-001607308	Annualized quoted currency MRR	$1,761.29	$4,200.00
8	3-001613739	Annualized quoted currency MRR	$174.19	$1,800.00
9	3-001586058	Annualized MRR (US$)	$445.16	$600.00
9	3-001595082	Annualized MRR (US$)	$783.87	$900.00
9	3-001606458	Annualized MRR (US$)	$142.60	$1,473.53
9	3-001606559	Annualized MRR (US$)	$609.68	$900.00
9	3-001607308	Annualized MRR (US$)	$1,761.29	$4,200.00
9	3-001613739	Annualized MRR (US$)	$174.19	$1,800.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.